UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported):
January 5, 2005

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer Identification No.

One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 7.01 – Regulation FD Disclosure

On January 5, 2005, Campbell Soup Company issued a press release announcing a price increase for soups and other selected U.S. products and confirming its earnings per share guidance for the full fiscal 2005 year. A copy of the release is attached as Exhibit 99.1.

The information in this Current Report, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

99.1	Release dated January 5, 2005 announcing a price increase for soups and other selected U.S. products and confirming earnings per share guidance for the full fiscal 2005 year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: January 5, 2005

	By:	/s/ Robert A. Schiffner Robert A. Schiffner Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Release dated January 5, 2005 announcing a price increase for soups and other selected U.S. products and confirming earnings per share guidance for the full fiscal 2005 year

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